                                                                   Exhibit 10.11


Effective Date:      June 1, 2002
Certificate Amount   $100,000,000
Lender ID No.:       833405


         CERTIFICATE OF COMPREHENSIVE INSURANCE FOR CONSOLIDATION LOANS


     WHEREAS, STUDENT LOAN FINANCE CORPORATION, AS SERVICER ON BEHALF OF US BANK NATIONAL ASSOCIATION, AS TRUSTEE (the "Lender"), wishes to secure insurance on consolidation loans made pursuant to Section 428C of Tide IV, Part B of the Higher Education Act of 1965, as amended, (the "Act"), and

     WHEREAS, the Great Lakes Higher Education Guaranty Corporation (the "Guarantor") is authorized by the Act to provide such loan insurance through the issuance of a certificate of comprehensive insurance coverage under the provisions of Section 428(C)(2) of the Act,

     NOW THEREFORE, to evidence its intent to guarantee, Guarantor does issue, as of the Effective Date shown above, this Certificate of Comprehensive Insurance ("Certificate"), upon the following terms and conditions:

     1. Within the limits established by the provisions of this certificate and without further action by the Guarantor, all consolidation loans which are eligible for insurance under the Act and are made in conformity with Section 428C of the Act and the agreement entered into by the Guarantor and Lender pursuant to such section of the Act shall, if designated by Lender to be subject to this certificate, be insured from the time of disbursement against the loss of interest and principal by the Guarantor.

     Notwithstanding the foregoing, default claims with respect to loans first disbursed on or after October 1, 1993, shall be paid at ninety-eight percent (98%) of the outstanding principal and interest due to the lender, or such other rate, if any, as may be provided in Section 428(b)(1)(G) of the Higher Education Act of 1965, as amended. Specifically, and without limitation, this guaranty shall not apply to any consolidation loan or any consolidation loan which consolidates a loan which is not eligible for reinsurance as a result of school based defenses or other defenses to enforceability under state or federal law. Payment hereunder is expressly limited to monies constituting the guarantor's Guaranty Reserve Fund as established in accordance with the regulations governing the Federal Family Education Loan Program as found in 34 CFR 682410(a)(1) or as provided under Tide IV, Part B, Section 432(o) of the Higher Education Act of 1965, as amended.

     2. A consolidation loan will not be insured under this certificate unless Lender has determined, to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated (a) that the loan is a legal, valid and binding obligation of the borrower, (b) that each such loan was made and serviced in compliance with applicable laws and regulations; and (c) in the case of loans made under Part B of the Act, that the insurance on such loan is in full force and effect.

     3. This Certificate shall have effect with respect to Federal Consolidation Loans made by Lender for the period from the Effective Date shown above until May 31, 2004, provided that the aggregate Initial Principal Amount of such Federal Consolidation Loans does not exceed the Certificate Amount shown above and, provided further, that this Certificate shall not have effect with respect to any Federal Consolidation Loan which has not been made by Lender in accordance with all of the terms of the Agreement and on a promissory note form provided or approved by Guarantor.

     4. With respect to loans insured under this certificate, Lender shall submit such reports (a) to the Guarantor as it may reasonably require to carry out its responsibilities under the Act and (b) to the U.S. Secretary of Education as it may require.

     5. All claims submitted by Lender under this certificate will be directed to:

          Great Lakes Higher Education Guaranty Corporation
          2401 International Lane
          Madison, WI 53704

     6. All administrative and procedural matters related to loans issued under certificate will be directed to:

          Great Lakes Higher Education Guaranty Corporation
          2401 International Lane
          Madison, WI 53704

     7. Repayment terms offered to borrowers will include both level and graduated payment schedules. For consolidation loans made after July 1, 1994, income-sensitive repayment schedules shall be offered in accordance with regulations promulgated by the Secretary. Graduated payment schedules may provide for an initial period of interest only payments. Loans will be made for up to the maximum period provided by law and the interest rate will be equal to or less than the applicable rate.

     8. If at any time prior to the expiration of this certificate, Lender no longer proposes to make consolidation loans insured hereunder, it shall notify the Guarantor and this certificate may be terminated on a mutually agreed upon date.

     No loans made under this certificate prior to its expiration, or the termination thereof under this provision, shall be affected by such expiration or termination.

     9. The Guarantor may, for any reason, terminate Lender's authority to make insured loans hereunder upon 90 days written notice prior to the effective date of the termination.

     This guaranty may also be terminated by Great Lakes Higher Education Guaranty Corporation in the manner provided for by the Corporation Rules and Regulations.

     Loans made prior to the date of any such termination will not be affected by the action of the Guarantor provided they are otherwise insurable.

     10. The terms of the Agreement between Lender and Great Lakes Higher Education Guaranty Corporation With Respect to Making Consolidation Loans under
Section 428C of the Higher Education Act of 1965 are incorporated herein and made a part hereof as if set forth herein in their entirety.


                                       GREAT LAKES HIGHER EDUCATION
                                       GUARANTY CORPORATION


                                       By:   /s/ Richard D. George
                                          ------------------------------------
                                             Richard D. George
                                             President & CEO

                                      RIDER
                               Dated June 1, 2002
                                       to

         CERTIFICATE OF COMPREHENSIVE INSURANCE FOR CONSOLIDATION LOANS
                               Dated June 1, 2002

This Rider is made and entered into this June 1, 2002, between the GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION (herein referred to as the "Guarantor") and STUDENT LOAN FINANCE CORPORATION, AS SERVICER ON BEHALF OF US BANK NATIONAL ASSOCIATION, AS TRUSTEE (herein referred to as the "Lender"), Lender #833405.

WHEREAS, the Guarantor has issued a Certificate of Comprehensive Insurance dated June 1, 2002 (herein referred to as the "Certificate") to Lender, and the Guarantor and the Lender wish to modify and/or supplement said Certificate as set forth below.

NOW THEREFORE, it is mutually agreed that (and the defined terms herein have the meaning ascribed to them in the Certificate):

1. For all Consolidation Loans made by Lender in accordance with the Certificate and this Rider, the Guarantor agrees to insure Consolidation Loans without regard to whether the borrower has an active loan guaranteed by the Guarantor.

2. Lender further agrees as follows with respect to Consolidation Loans made under the Certificate:

     (a)  Lender agrees not to include defaulted loans in any Consolidation
     Loan;

     (b) Lender agrees that at least 80% of the principal amount of Consolidation Loans each year will be made to borrowers who attended a four-year eligible educational institution; and

     (c)  Lender agrees to a minimum $7,500 Consolidation Loan amount.

3. The Guarantor shall administer its Consolidation Loan program, and perform the terms of the Certificate and this Rider, in compliance with Part B of Title IV of the Higher Education Act of 1965, as amended, and the regulations of the U.S. Department of Education promulgated thereunder.

4. Paragraphs 1 and 3 of this Rider amend the Certificate, but only insofar as specifically stated herein. The Certificate, as modified and/or supplemented by this Rider, is hereby ratified and confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Rider as of the date first above written.

STUDENT LOAN FINANCE CORPORATION,        GREAT LAKES HIGHER EDUCATION
AS SERVICER ON BEHALF OF US BANK         GUARANTY CORPORATION
NATIONAL ASSOCIATION, AS TRUSTEE


By:   /s/ Jason Van Vleet                By:   /s/ Richard D. George
   -----------------------------            ------------------------------------
      (Signature)                              (Signature)

Name:  Jason Van Vleet                   Name: Richard D. George

Title: VP CORPORATE TRUST SERVICES       Title: President & CEO

              Agreement With Respect to Making Consolidation Loans
             Under Section 428C of the Higher Education Act of 1965


     STUDENT LOAN FINANCE CORPORATION, AS SERVICER ON BEHALF OF US BANK NATIONAL ASSOCIATION, AS TRUSTEE (the "Lender"), Lender #833405, hereby enters into an agreement with GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION ("Guarantor") for the purpose of making consolidation loans as authorized under Section 428C of the Higher Education Act of 1965, as amended (the "Act").

     In the performance of their respective obligations under Section 428C of the Act, the Guarantor and Lender agree as follows:

1. Lender shall exercise reasonable care and diligence in the making and collection of consolidation loans, and shall comply with the requirements of
Section 428C of the Act, applicable regulations issued by the U.S. Department of Education, and applicable regulations issued by the Guarantor.

2. Lender will make a consolidation loan to an eligible borrower (on request of the borrower) only if the borrower certifies that the borrower has no other application pending for a loan under Section 428C of the Act; and

     (a) Lender holds an outstanding loan of that borrower which is selected by the borrower for consolidation under Section 428C of the Act, except that this clause shall not apply in the case of a borrower with multiple holders of loans under the Act, or

     (b) the borrower certifies that the borrower has sought and has been unable to obtain a consolidation loan with income-sensitive repayment terms from the holders of the outstanding loans of that borrower (which are so selected for consolidation).

3. Each consolidation loan made by Lender will bear interest, and be subject to repayment, in accordance with the provisions of Section 428C, subsection (c) of the Act.

4. Each consolidation loan will be made by Lender, notwithstanding any other provision of Part B of Title IV of the Act limiting the annual or aggregate principal amount for all insured loans made to a borrower, in an amount

     (a) which is not less than the minimum amount required for eligibility of the borrower under Section 428C, subsection (a)(3) of the Act, and

     (b) which is equal to the sum of unpaid principal and accrued unpaid interest and late charges of all eligible student loans received by the eligible borrower which are selected by the borrower for consolidation.

5. The proceeds of each consolidation loan will be paid by Lender to the holder or holders of the loans selected for consolidation to discharge the liability on such loans.

6. The Lender shall offer an income-sensitive repayment schedule, established by the Lender in accordance with the regulations promulgated by the Secretary, to the borrower of any consolidation loan made by the Lender on or after July 1, 1994.

7. Guarantor shall, following execution of this Agreement, issue to Lender in accordance with paragraph (b)(2) of Section 428C of the Act a Certificate of Comprehensive Insurance for Consolidation Loans ("Certificate"). The Certificate shall be effective for the period and limited to the amount stated therein, each as determined in the sole discretion of the Guarantor.

8. Lender will reach agreement with the Guarantor for the periodic transmittal to the Guarantor of appropriate master file data with respect to consolidation loans in addition to the normal reporting requirements for loans insured under the Federal Family Education Loan Program have been established by the Guarantor. Lender will have and report master file data with respect to the separate balances of the particular loans consolidated at the time of consolidation.

9. Section 428(C)(2) of the Act contains references to "other student loans". For purposes hereof, "other student loans" shall mean loans made under a public or private student loan program by an institutional lender to the borrower that
(a) are granted exclusively for the purpose of financing the borrower's post-secondary education, (b) are set forth in the application/promissory note signed by the borrower when applying to Lender for a consolidation loan, and (c) may be verified as having been granted for the stated purpose.

10. The Guarantor acknowledges that if a borrower selects for consolidation one or more loans made under Section 428B as in effect prior to the enactment of the Higher Education Amendments of 1986, whether or not owned by Lender, Lender will first refinance such loans at the rate authorized under Section 427(c)(4) of the Act and will use such rate for purposes of determining the interest rate on such borrower's consolidation loan.

11. Lender hereby certifies (a) that loans selected for consolidation are legal, valid, and binding obligations that were made in compliance with all applicable laws and regulations and that the insurance on such loans is in full force and effect, and (b) that the consolidation loans made by Lender are legal, valid, and binding obligations that were made in compliance with all applicable laws and regulations. Lender agrees to repurchase from the Guarantor any consolidation loan insured hereunder (a) for which the Guarantor is denied federal reinsurance or is required at any time to reimburse the federal government for federal reinsurance previously paid on a consolidation loan in either case, solely as a result of any failure of Lender or its servicer to comply with the requirements of paragraph 1 hereof, or (b) in the event that a consolidation loan is determined to be unenforceable by a court of competent jurisdiction solely as a result of any action or inaction of Lender or its servicer, provided, however, that the Guarantor has notified Lender of such denial of federal reinsurance, claim for reimbursement, or court action and has given Lender an opportunity to assist in its resolution. The repurchase price shall be the amount of the Guarantor's claim payment to Lender on any such loan.

12. The terms of the Certificate of Comprehensive Insurance for Consolidation Loans are incorporated herein and made a part hereof as if set forth in their entirety.

STUDENT LOAN FINANCE CORPORATION,           GREAT LAKES HIGHER EDUCATION
AS SERVICER ON BEHALF OF US BANK            GUARANTY CORPORATION
NATIONAL ASSOCIATION, AS TRUSTEE


By:      /s/ Jason Van Vleet                By:   /s/ Richard D. George
   ----------------------------------           --------------------------------
         (Signature)                                    (Signature)

Name:    Jason Van Vleet                    Name:  Richard D. George

Title:    VP CORPORATE TRUST SERVICES       Title:  President & CEO

                   GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

                   ADDENDUM #1 TO STUDENT LOAN ORIGINATION AND

               SERVICING AGREEMENT CONSOLIDATION LOAN ORIGINATION

WHEREAS, GREAT LAKES EDUCATIONAL LOAN SERVICES, INC. (`Great Lakes") and STUDENT LOAN FINANCE CORPORATION, AS SERVICER ON BEHALF OF US BANK NATIONAL ASSOCIATION, AS TRUSTEE, Lender # 833405 (the "Lender"), have entered into a Student Loan Origination and Servicing Agreement (the "Servicing Agreement") effective as of June 1, 2002; and

WHEREAS, Great Lakes has established a Program for Origination of Consolidation Loans (the "Program") whereby it can process Consolidation Loans (excluding HEAL and spousal Consolidation Loans) for the Lender; and

WHEREAS, Great Lakes and the Lender desire to amend the Servicing Agreement to include the origination and processing of Consolidation Loans as provided herein and subject same to the terms of the Servicing Agreement and this Addendum #1, effective November 16, 2001.

NOW THEREFORE, in consideration of the promises and the terns and conditions set forth herein, the parties agree as follows:

1. Governing Contract. This Addendum is an amendment to the Servicing Agreement, and all of the definitions, terms and conditions of the Servicing Agreement shall apply to Consolidation loans originated hereunder unless specifically excluded or modified herein.

     (a) Origination of Consolidation Loans. Great Lakes agrees with Lender to provide the following services:

          (1) Great Lakes agrees to provide toll free telephone service to allow Consolidation Loan applicants located in the continental United States to contact Great Lakes.

          (2) Great Lakes will provide assistance to applicants with inquiries regarding such matters as proper completion of forms and consolidation program rules.

          (3) Great Lakes shall distribute application forms in response to requests. If the application is either not returned or is returned but not property completed, Great Lakes will contact the applicant offering assistance.

          (4) If the application is properly completed, Great Lakes will send verification certificates to creditors. Great Lakes will contact the creditors if the verification is not returned or is returned but not properly completed.

          (5) Upon receipt of a properly completed verification, and a determination that the application still qualifies for consolidation, Great Lakes on behalf of

          Lender shall prepare a repayment schedule in accordance with federal regulations and shall make the required disbursements to payoff holders of underlying student loan notes being consolidated. These disbursement checks shall be drawn against a checking account maintained by Great Lakes. The Lender shall fund this account on a daily basis through an ACH transfer to cover all checks written that day. Great Lakes will pay all transaction costs associated with the account including the cost of standard checks and will receive all investment earnings on balances existing from time to time in the account. Great Lakes will reconcile the account and will confirm that all disbursements are included in the regular periodic reports provided to the Lender under the Servicing Agreement.

          (6) After the consolidation loan has been disbursed, the loan record will be passed to the Great Lakes Guarantee Agency for processing.

          (7) Great Lakes shall capture and retain a copy of each promissory note on its image system and shall store a backup image copy in a facility remote from Great Lakes' premises.

          (8) Great Lakes shall hold the original promissory note for safekeeping.

          (9) Pricing shall be per Schedule A to the Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum, effective on the date specified above.

STUDENT LOAN FINANCE CORPORATION,           GREAT LAKES HIGHER EDUCATION
AS SERVICER ON BEHALF OF US BANK            GUARANTY CORPORATION
NATIONAL ASSOCIATION, AS TRUSTEE


By:    /s/ Jason Van Vleet                  By:   /s/ Michael J. Noack
    ---------------------------------           --------------------------------
         (Signature)                               (Signature)

Name: Jason Van Vleet                       Name: Michael J. Noack

Title: VP CORPORATE TRUST SERVICES          Title: Chief Servicing Officer

                   GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.

                STUDENT LOAN ORIGINATION AND SERVICING AGREEMENT

                                SCHEDULE A - FEES

The Lender agrees to pay the following fees to Great Lakes upon receipt of a monthly statement for services rendered pursuant to this agreement:

Origination Fee:

     $3.50 per loan originated by Great Lakes
     $2.00 per disbursement send via EFT to schools (this charge is in addition to the per loan charge)
     $42.00 per originated Consolidation loan
     $20.00 per application processed which does not result in a Consolidation loan

Monthly Service Foes:

     $1.25 per borrower per month during interim (in-school) period
     $3.05 per borrower per month during grace period
     $3.05 per borrower per month during first 12 months of repayment servicing $2.68 per borrower per month during the remainder of the repayment period

Servicing Removal Fee:

     $14.00 per borrower plus the actual cost of additional services requested to remove an active account from the servicing system

Subsidized, unsubsidized and HEAL Consolidation loans are each billed separately for origination fees even if they are processed on the same application

Great Lakes will pass the Lender the actual third-party credit bureau costs of obtaining a PLUS credit bureau report.

All PLUS, SLS and Consolidation loans will be charged the standard repayment servicing fees.

The total monthly amount due will be the actual fees calculated as described above, or $75, whichever is greater. All references to borrower for fee calculations equal unique combinations of borrower/lender number or assigned lender number/loan program (Stafford, PLUS, Consolidation Loans).

Great Lakes may agree to provide the Lender with services beyond those normally included in the servicing program. Such agreement between Great Lakes and the lender shall include sufficient additional charges to cover Great Lakes' costs.

Increases or decreases to this fee schedule may be made from time to time as provided in Section 5 of this agreement.